UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium India Acquisition Company Inc.
(Exact name of registrant as specified in charter)

301 Winding Road, Old Bethpage, NY 11804
(Address of principal executive offices)      (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive, Suite 100, Hauppauge, NY 11788
(Name and address of agent for service)

Registrant's telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Millennium India Acquisition Company Inc.

Annual Report

December 31, 2013

Dear Fellow Shareholder:

This was a year of change for Millennium India Acquisition Company Inc. (“MIAC”).  As previously disclosed, in October 2013, Hudson Bay Partners, LP, an investment firm that I own and which is a shareholder of MIAC, delivered written consents representing more than 50% of the outstanding shares of MIAC to change the composition of the board of directors. Shortly thereafter, I was elected as Chairman of the Board and Chief Executive Officer.

Since assuming a leadership position with MIAC, we have embarked on a three-point strategy to create value for shareholders.  First, we have commenced a strategic evaluation of MIAC’s investment in SMC Global.  As part of this effort, we were able to negotiate the sale of a portion of our interest to an India-based company that was already a shareholder, at what MIAC believes was an attractive price, and we also entered into a put option to sell an additional portion of our investment at an even higher price unless SMC Global has completed a listing on a primary exchange in India by March 31, 2015.  We continue to evaluate the performance of SMC Global and will continue to explore possible strategies to maximize the value of our investment.

Secondly, we are actively working on new business prospects to expand our investment base, subject to the legal requirements applicable to us as an investment company. Our current focus for new investment is the acquisition of income-producing energy infrastructure and alternative energy power generation assets.  Needless to say, we will opportunistically explore other opportunities as appropriate.  We look forward to providing additional details regarding further developments in the future.

Lastly, we are actively working to reduce corporate overhead.  To date we have successfully eliminated or negotiated the reduction of a significant amount of liabilities that were on the books of MIAC.  In addition, we have been able to reduce certain ongoing expenses.

I remain enthusiastic about the opportunities to create shareholder value for MIAC and I look forward to a prosperous year.

Very truly yours,

David H. Lesser

Chairman & CEO

Millennium India Acquisition Company Inc.
PORTFOLIO OF INVESTMENTS
December 31, 2013

Security	Shares	Fair Value
PRIVATE PLACEMENT - 86.85%
SMC Global Securities LTD (a)*
(Cost $43,356,193)	14,736,035	$ 6,500,000

TOTAL INVESTMENTS (Cost $43,356,193) (b) - 86.85%		6,500,000
Other Assets less Liabilities - Net - 13.15%		984,551
NET ASSETS - 100.00%		$ 7,484,551

*Non-income producing security.
(a) Security restricted as to resale.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $43,356,193 and differs from market value and net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ -
	Unrealized depreciation:	(36,856,193)
	Net unrealized depreciation:	$ (36,856,193)

See accompanying notes to financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

Assets:
Investments, at cost	$ 43,356,193
Investments in securities, at fair value	$ 6,500,000
Cash	1,881,803
Prepaid expenses and other assets	6,282
Total Assets	8,388,085

Liabilities:
Deferred revenue	300,000
Accrued expenses and other liabilities	603,534
Total Liabilities	903,534

Net Assets	$ 7,484,551

Preferred shares; par value $0.0001 per share, 5,000 shares authorized, no shares issued	$ -

Net Assets:
Common Stock; par value $0.0001 per share, 45,000,000 shares authorized,
8,219,875 issued and outstanding	822
Paid-in capital	51,057,989
Accumulated net investment loss	(4,764,537)
Accumulated net realized loss on investments	(1,953,530)
Net unrealized depreciation on investments	(36,856,193)
Net Assets	$ 7,484,551

Net Asset Value Per Share:
Net Assets	$ 7,484,551
Basic and diluted shares of common stock outstanding	8,219,875
Net asset value (Net Assets/Shares of Common Stock Outstanding)	$ 0.91

See accompanying notes to financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

Investment Income:
Management fee income	$ 474,985
Dividend income	60,904
Total Income	535,889

Operating Expenses:
Officer fees, net of voluntary waivers of $1,412,500	(632,500)
Professional fees	170,122
Administration fees	62,017
Insurance expense	31,447
Transfer agent and listing fees	16,189
Printing expense	15,375
Custodian fees	4,465
Registration fees	1,646
Other expenses:
Franchise Tax	21,028
Rent and Office	43,590
Out of Pocket	19,242
Miscellaneous expenses	8,095
Total Operating Expenses	(239,284)
Net Operating Expenses	(239,284)

Net Investment Income	775,173

Realized and Unrealized Loss on Investments:
Realized Loss on:
Foreign currency	(1,184,667)
Investments	(767,074)

Net change in unrealized depreciation from investments	(13,718,761)
Net Realized and Unrealized Loss on Investments	(15,670,502)

Net Decrease in Net Assets Resulting From Operations	$ (14,895,329)

See accompanying notes to financial statements.

Millennium India Acquisition Company Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Operations:
Net investment income /(loss)	$ 775,173	$ (152,746)
Net realized loss on foreign currency and investments	(1,951,741)	-
Net change in unrealized appreciation /(depreciation) on investments	(13,718,761)	852,766

Net increase (decrease) in net assets resulting from operations	(14,895,329)	700,020

Net Assets:
Beginning of year	22,379,880	21,679,860
End of year*	$ 7,484,551	$ 22,379,880

* Includes accumulated net investment income /(loss) at end of year	$ 775,173	$ (152,746)

Share Transactions:
Reclassification of common stock to permanent equity	-	-
Shares redeeemed	-	-
Increase (decrease)	-	-

See accompanying notes to financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF CASH FLOWS
For the Year ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$ (14,895,329)
Unrealized decrease in fair market value of investments	13,718,761
Net realized loss from foreign currency transactions and investments	1,951,741

Changes in operating Assets and Liabilities:
Proceeds from disposition of long-term investment securities	1,376,889
Deferred officer fees	(1,000,000)
Deferred revenue	(75,000)
Increase in accrued expenses and other liabilities	(4,812)
Increase in prepaid expenses and other assets	(3,584)
Net cash provided by operating activities	1,068,666

Net increase in cash	1,068,666

CASH:
Beginning balance	813,137
Ending balance	$ 1,881,803

See accompanying notes to financial statements.

Millennium India Acquisition Company Inc.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Common Stock Outstanding Throughout Each Year

		For the Year Ended December 31,
		2013		2012	2011	2010	2009

Net Asset Value, Beginning of Period		$ 2.72		$ 2.64	$ 3.02	$ 4.14	$ 3.43
Income (Loss) from Investment Operations:
	Net investment income (loss) (1)	0.09		(0.02)	(0.05)	(0.11)	(0.11)
	Net realized and unrealized gain (loss) (1)	(1.90)		0.10	(0.33)	(1.01)	0.82
	Total from investment operations	(1.81)		0.08	(0.38)	(1.12)	0.71

Net Asset Value, End of Period		$ 0.91		$ 2.72	$ 2.64	$ 3.02	$ 4.14

Market Value, End of Period		$ 1.14		$ 0.75	$ 0.67	$ 2.55	$ 1.51

Total Return *		52.00%		11.94%	(73.73)%	68.87%	24.79%
Ratios and Supplemental Data:
	Net assets, end of period (000s)	$ 7,485		$ 22,380	$ 21,680	$ 24,861	$ 34,059
	Ratio of operating expenses to
	average net assets (2)	3.69%	(3)	3.68%	3.75%	2.71%	3.21%
	Ratio of net investment gain (loss) to
	average net assets (2)	7.40%	(3)	(0.66)%	(1.74)%	(2.71)%	(3.18)%
	Portfolio Turnover Rate	0%		0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(3)	The ratios do not reflect advisory agreement waivers.

*Change in market value assumes reinvestment of all dividends and distributions, if any.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Company shares.  Performance shown is based on market value.

See accompanying notes to financial statements.

Millennium India Acquisition Company Inc.

Notes to Financial Statements

December 31, 2013

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Millennium India Acquisition Company Inc. (“MIAC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”).  In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders.  For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949.  As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”).  As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MIAC’s interest was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group.  In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited ("SAM") and SMC Global Securities Limited ("SMC Global") was finalized.  In June 2009, MIAC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global.  On July 2, 2011, as previously announced, Sanlam, which is engaged in the business of portfolio management consultancy, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MIAC’s equity interest in SMC Global to approximately 14.03%.  On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MIAC’s position of 1,586,738 shares to 15,867,380 shares.  On December 12, 2013, the Company announced that it sold 1,131,345 shares of its investment in SMC Global, reducing MIAC’s equity interest in SMC Global to 13% (See Note 3).

On October 3, 2013, MIAC announced that public efforts by MIAC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MIAC’s Board of Directors with a new director slate resulted in the delivery to MIAC of written consents representing more than 50% of the outstanding shares. Accordingly, all five of HBP’s director nominees were appointed to the MIAC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser.  The new Board consisting of HBP’s director nominees determined that, in the interest of a smooth transition and continuity, it would additionally elect F. Jacob Cherian and Suhel Kanuga to the MIAC Board of Directors.  On February 10, 2014, Director Arun Mittal resigned from the Board of Directors and on March 3, 2014, Habib Yunus resigned from the Board of Directors.

The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

(a)

Valuation of Investments

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board pursuant to procedures approved by our Board.  Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in good faith in accordance with the valuation procedures approved by our Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company's main asset is a stock ownership portion of SMC Global, which is listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange.  The Company values its position in SMC Global based on a valuation methodology that includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formulas produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of SMC; (9) general information concerning the issuer’s business including, without limitation, material developments in business prospects, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2013

merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of SMC; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (19) changes in interest rates; (20) observations from financial institutions; (21) government (U.S. or non-U.S.) actions or pronouncements; (22) other news events; (23) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (24) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at December 31, 2013.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2013 for the Company’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Placement (SMC Global Securities Ltd.)	$ -	$ -	$ 6,500,000	$ 6,500,000
Total	$ -	$ -	$ 6,500,000	$ 6,500,000

There were no transfers into or out of Level 1 and Level 2 during the year.  It is the Company’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

In addition, previously the Company has relied on an India-based third-party consultant (the “Valuation Consultant”) to assist in the preparation of its valuation of its investment in SMC Global.  In preparing to value its investment in SMC for the year ended December 31, 2013, the Company requested that the Valuation Consultant prepare a preliminary valuation, which was provided to the Company in November 2013.  Mr. David Lesser, Chairman and CEO of the Company since October 3, 2013, then engaged in a dialogue with the Valuation Consultant to assess the valuation methodology used and the Valuation Consultant’s conclusions.  After several exchanges and requests from Mr. Lesser that the Valuation Consultant provide support for its conclusions, the Valuation Consultant provided an updated preliminary valuation during December 2013.  Thereafter, it did not respond to further requests for support for its conclusions and instead resigned its role.

On January 16, 2014, the Board of Directors, with one member absent, held a telephonic meeting and discussed the valuation of the Company’s investment in SMC Global as of December 31, 2013.  The discussion materials included a summary chart prepared by Mr. Lesser that compared the Valuation Consultant’s valuation as of June 2013 and its preliminary valuations as of November 2013 and December 2013.  The chart also presented a proposed valuation by Mr. Lesser which adjusted certain of the parameters within the Valuation Consultant’s valuation methodology. In addition to the chart, the Board of Directors was provided with the underlying source materials from the Valuation Consultant that was summarized in the chart. The source material indicated that the use of the following multiples for valuation purposes, which are then weighted as summarized in the chart:

-

Multiple of revenues;

-

Multiple of earnings; and

-

Multiple of book value.

The Company did not adjust the underlying data or multiples proposed by the Valuation Consultant but adjusted the weighting related thereto.  After discussion, the members of the Board of Directors present at the meeting unanimously adopted a $6.5 million valuation of the Company’s investment in SMC Global as of December 31, 2013.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Placement	Total
Beginning balance	$ 23,547,391	$ 23,547,391
Total realized gain (loss)	(1,951,741)	(1,951,741)
Change in unrealized depreciation	(13,718,761)	(13,718,761)
Reduction of cost basis	-	-
Proceeds from sales	(1,376,889)	(1,376,889)
Accrued interest	-	-
Transfers in/out of Level 3	-	-
Ending balance	$ 6,500,000	$ 6,500,000

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2013

The change in unrealized depreciation during the year ended December 31, 2013 is $13,718,761 which is included in the statement of operations.  The cumulative net unrealized depreciation attributable to Level 3 investments at December 31, 2013 is:

$ (36,856,193)	$ (36,856,193)

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private investments are (i) an estimation of a normalized earnings level for the company and its peers and (ii) the discounts applied to the selection of comparable investments due to the private nature of the investment and the likelihood of achieving normalized earnings.  Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

(b)

Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars.  Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(c)

Use of Estimates

The preparation of financial statements in accordance with GAAP  requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgements are reflected in management’s valuation of its interests in SMC Group and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(d)

Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions during the year ended December 31, 2013 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken.  The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended December 31, 2013, the Company did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

(e)

Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividends are recorded on the ex-dividend date.

(f)

Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company.  In addition, in the normal course of business, the Company enters into contracts with its vendors and others that provide for general indemnifications.  The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company.  However, based on experience, the Company expects that risk of loss to be remote.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2013

2.

ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

For 2009-October 2013, there was a fee payable to the Messrs. Cherian and Kanuga as Officers of the Company.  Messrs. Cherian and Kanuga, Officers of the Company through October 2013, voluntarily elected to defer a portion of the Board approved fee in varying amounts per year, until such time as a liquidity event took place.   As part of the termination agreement that resulted from the change of the Board composition in October 2013, Messrs. Cherian and Kanuga, agreed to forego their deferred compensation which is included in the “Officer fees, net of voluntary waivers” line item in the accompanying statement of operations.  The total amount waived by Messrs. Cherian and Kanuga was calculated:

December 31, 2013
Accrued Officers' Fees Balance, December 31, 2013	$ 1,000,000
Add: Earned fees, 2013	862,500
Less: Amounts paid	(450,000)
Less: Amounts voluntarily waived and repaid	(1,412,500)
Balance, December 31, 2013	$ -

(a)

The new Board approved compensation for the new CEO of the Company, David Lesser, at a rate of $10,000 per month.

(b)

The Company has hired Morrison Cohen, LLP ("Morrison") as its legal counsel with respect to general corporate matters.  A spouse of the Company's CEO is a partner at Morrison.  During 2013, the Company paid $56,000 in legal fees to Morrison in connection with various legal matters, including the matters disclosed in Note 1.

(c)

The Board of Directors have approved the reimbursement of up to $100,000 in expenses incurred by HBP in connection with the matters disclosed in Note 1.  Such amounts are included in Accrued expenses and other liabilities in the accompanying Statement of Assets and Liabilities as of December 31, 2013.

(d)

Gemini Fund Services (“GFS”) provides administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement with the Company, for which it receives a minimum annual fee.  Prior to March 2009, fees were billed at $5,625 per month for fund administration and fund accounting combined.  Starting in March 2009 fees are billed at $3,000 per month for fund administration and $1,333 for fund accounting.  The fund accounting fees plus 10% interest compounded monthly will be deferred until there is a subsequent public offering.  Currently, the Company has deferred $94,175 through December 31, 2013; $20,366 was accrued for the year ended December 31, 2013.  The Company also pays GFS for out of pocket expenses.

In addition, certain affiliates of GFS provide ancillary services to the Company as follows:

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Company on an ad-hoc basis.  For EDGAR services, Gemcom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the year ended December 31, 2013, the Company paid Gemcom $12,369 for EDGAR and printing services performed.  Such fees, a portion of which were accrued in the prior year, are included in the line item “Printing expense” in the accompanying Statement of Operations.

3.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, there were no new investment purchases.  In November 2013, the Company received a dividend in the amount of $60,904 from SMC Global.

On November 22, 2013, the Company reached an agreement to sell 1,131,345 shares of SMC Global at a price of INR 75 per share, which translated to $1.21 per SMC Global share based on the then current exchange rate of INR 62 per USD. This translated to total consideration for the Company of approximately $1,376,889 based on the current exchange rate of INR 62 per USD. The purchaser is an India based private company that is an existing owner of SMC Global common stock.  After the completion of this sale (the “Initial Purchase”), the Company owned 14,736,035 shares of SMC Global and will have sold approximately 7% of its previously owned shares.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2013

Separately, on November 22, 2013, the Company reached an agreement with SMC Global and the promoter group (“Promoter Group”) of SMC Global to extend the date of listing of the shares of SMC Global on the National Stock Exchange  or the Bombay Stock Exchange. The Promoter Group includes Mr. Subhash C Aggarwal and Mr. Mahesh C Gupta (Vice Chairman and Managing Director of SMC Global) and in total owns 58.62% of SMC Global.

The material terms of the agreement are summarized as follows:

1)

The Company and SMC Global have agreed to defer the timing of a listing of SMC Global’s shares on either the Bombay Stock Exchange or the National Stock Exchange in India until March 31, 2015, and have agreed that such listing shall happen pursuant to a further public offer of at least 10% shares of SMC Global on a fully diluted basis. As part of this extension, the Company has agreed to withdraw the draft red herring prospectus (“DRHP”) currently filed with the Securities and Exchange Board of India for the public offer of securities of SMC Global.

2)

The Promoter Group will provide a one-time entitlement (the “Right to Sell”) to the Company to sell 1,131,345 shares of SMC Global at a price of INR 125 per share which translates to $2.02 per SMC Global share based on an exchange rate of INR 62 per USD or total approximate consideration of $2,280,938. The ultimate U.S. Dollar value will depend on the exchange rate prevailing at the time of exercise of the Right to Sell. The Right to Sell will be exercisable within a period of 180 days starting on March 31, 2015 if SMC Global has not completed a listing by March 31, 2015 on the Bombay Stock Exchange or the National Stock Exchange in India pursuant to a further public offering of at least 10% shares of SMC Global on a fully diluted basis. If the Right to Sell is exercised and no other sales of shares are consummated by the Company, MIAC will own 13,604,690 shares of SMC Global representing approximately 86% of its original shareholding assuming no other sales of stock.

4.     INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  As of December 31, 2013, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
SMC Global Securities LTD	January 21, 2008	14,736,035	$43,356,193	$6,500,000	86.85%

On October 27, 2012, MIAC executed an Amendment Agreement to the Shareholders and Share Subscription Agreements with SMC Global, extending the term of the agreement to June 30, 2013 for the listing of SMC Global shares.  SMC Global agreed to pay $500,000 as a service fee to the Company.

On June 10, 2013, MIAC executed an Amendment Agreement to the Shareholders and Share Subscription Agreements with SMC Global, extending the term of the agreement to September 30, 2014 for the listing of SMC Global shares.  SMC Global agreed to pay $400,000 as a service fee to the Company.

The Company recognizes service fees on a straight-line basis over the term of the agreement which is included in management fee income on the Statement of Operations.

5.   INCOME TAXES

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

December 31, 2013
Deferred Tax Assets Unrealized Loss on Investment	$ 12,899,668
Net Operating Loss	1,070,350
Total Deferred Tax Assets	13,970,018
Less: Valuation Allowance	(13,970,018)
Net Deferred Taxes	$ -

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2013

The difference between the provision for income taxes and the amounts computed by applying the federal statutory income taxes to the income before tax are explained below:

December 31, 2013
Tax at Federal Statutory Rate	(35.0)%
Other	-
Change in Valuation Allowance	35.0
Provision for Taxes	(0.0)%

The provision for income taxes consists of the following:

December 31, 2013
Current Federal	$ -
State and Local	-
Total Current Tax Expense (Benefit)	-

Deferred Federal	(4,378,828)
State and Local	-
Total Deferred Tax Expense (Benefit)	(4,378,828)
Less Valuation allowance adjustment	4,378,828

Total Tax Expense (Benefit)	$ -

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2013. The lack of practical tax-planning strategies available in the short-term and the lack of other objectively verifiable positive evidence

The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense.  There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2013.  The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position.  The Company’s tax positions for 2010 to 2013 have been analyzed, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years.

6.

COMMON STOCK

In November 2013, the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock.  Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements. No buybacks were made as of December 31, 2013.

7.

SUBSEQUENT EVENTS

Management has evaluated subsequent events in the preparation of the Company’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2013

At the Annual Meeting of Shareholders held on January 11, 2014, shareholders of record voted to approve the following proposals:

1) The shareholders elected each of the seven nominees to the Board of Trustees for a one-year term.

FOR

WITHHELD

BROKER NON-VOTE

David H. Lesser

5,567,049

675

1,794,948

Arun Mittal

5,566,049

1,675

1,794,948

Habib Yunus

5,566,049

1,675

1,794,948

Dionisio D’Aguilar

5,566,049

1,675

1,794,948

Jesse Derris

5,567,049

675

1,794,948

F. Jacob Cherian

5,120,945

446,779

1,794,948

Suhel Kanuga

5,121,945

445,779

1,794,948

2) The shareholders approved the amendment of the Company’s fundamental investment restriction relating to industry concentration, to remove the requirement that the Company invest more than 25% of its total assets in one or more businesses that have operations primarily in India.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

4,204,533

1,362,191

1,000

1,794,948

3) The shareholders approved the amendment of the Company’s fundamental investment restriction relating to industry concentration, to add the requirement that the Company invest more than 25% of its total assets in one or more energy infrastructure assets or businesses or alternative energy assets or businesses.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

4,176,333

1,360,391

31,000

1,794,948

4) The shareholders voted to approve the reduction of the number of shares of authorized capital stock of the Company from 45,005,000 to 12,005,000.

FOR

AGAINST

ABSTAIN

BROKER NON-VOTE

5,560,049

4,175

3,500

1,794,948

There has been no change to the Company’s investment holdings or capital stock based on the approvals above.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Millennium India Acquisition Company Inc.

We have audited the accompanying statement of assets and liabilities of Millennium India Acquisition Company Inc. (the "Company"), including the portfolio of investments as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Millennium India Acquisition Company Inc. as of December 31, 2013, and its results of operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

Jericho, New York

March 25, 2014

Directors and Officers

Our business is managed under the direction of the Board of Directors. Subject to the provisions our Certificate of Incorporation, as amended (the “Certificate”), our By-laws, as amended (the “By-laws”) and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of our officers.

Our Directors and officers, their ages, the position they hold with us, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that each Director oversees and any other directorships held by each Director are listed in the tables immediately following. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium India Acquisition Company Inc., 301 Winding Road, Old Bethpage, New York 11804.

Independent Directors(a)

Name, Address and Age	Positions(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Directorships Held by Director During the Past 5 Years
David H. Lesser, 47	Interested Director(d), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Took office October 3, 2013 by means of written consent of majority of stockholders	Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011; President of Hudson Bay Partners, LP since 1995	1	Chairman of Power REIT (NYSE MKT: PW); Trustee of the Town Hall in New York City; Director of eLab Incubator and Student Agencies Foundation
Arun Mittal, 37	Interested Director (e)	Took office October 3, 2013 by means of written consent of majority of stockholders	Executive Vice President of Power REIT (NYSE MKT: PW) since 2011; Managing Principal of Caravan Partners, LLC since 2008	1	None
Habib Yunus, 37	Independent Director (c,f)	Took office October 3, 2013 by means of written consent of majority of stockholders	President of Wabi, Inc. since January 2013; from 2010-2012, project manager with Toyota Tsusho America, Inc.; from 2006-2010, led the international tax team at Shinsei Bank, Ltd. (Japan)	1	None
Dionisio D’Aguilar, 48	Independent Director(c)	Took office October 3, 2013 by means of written consent of majority of stockholders	President and CEO of Superwash Limited since 1993	1

Director of Bahamar since 2011; Chairman of the Board of AML Foods Limited since 2009; Chairman of the Board of Insurance Company of The Bahamas Limited since 2008; Director of J.S. Johnson and Company Limited since 2006

Interested Directors(a)

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Director-ships Held by Director
Jesse Derris, 33	Independent Director (c)	Took office October 3, 2013 by means of written consent of majority of stockholders	CEO of Derris & Company since 2012; from 2005-2012, held various positions with Sunshine Sachs	1	None
F. Jacob Cherian, 47	Interested Director(d)	Elected director annually since inception of Company; removed October 3, 2013 by means of written consent of majority of stockholders; appointed by Board to new directorship October 3, 2013	Officer of the Company until October 3, 2013; private investor; during 1995-1999 and 2001-2005, Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly Partner, Computer Sciences Corporation, and Director, KPMG LLP / KPMG Consulting	1	Director, SMC Group, since January 2008
Suhel Kanuga, 38	Interested Director(d)	Elected director annually since inception of Company; removed October 3, 2013 by means of written consent of majority of stockholders; appointed by Board to new directorship October 3, 2013 and also serves as Chief Compliance Officer	Officer of the Company until October 3, 2013; private investor; Formerly Principal, Computer Sciences Corporation, and Manager, KPMG LLP	1	Director, SMC Group, since January 2008

(a) The address of each Nominee is in care of the Company at 301 Winding Road, Old Bethpage, New York 11804.

(b) The term “Fund Complex” refers to SMCG and no other registered investment companies.

(c) “Independent Directors” are directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of SMCG and “Interested Directors” are directors who are, or are being treated by the Company as, “Interested Persons” of SMCG.

(d) Mr. Lesser is an “Interested Person” by virtue of his position as an officer of SMCG. Each of Messrs. Cherian and Kanuga is an “Interested Person” by virtue of his position as an officer of SMCG within the past two years.

(e) Mr. Mittal resigned from his duties as Interested Director effective February 10, 2014.

(f) Mr. Yunus resigned from his duties as Interested Director effective March 4, 2014.

PRIVACY NOTICE
FACTS		WHAT DOES MILLENNIUM INDIA ACQUISITION COMPANY, INC. (“MIAC”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MIAC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MIAC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call (212) 751-9200
Who we are
Who is providing this notice?	Millennium India Acquisition Company Inc.
What we do
How does MIAC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does MIAC collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

 Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ MIAC does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ MIAC does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ MIAC does not jointly market.

MILLENNIUM INDIA ACQUISITION COMPANY

SMC Global Valuation Comparison

	Valuation From Consultant									Valuation Adjusted By DHL		
	Jun-13			Nov-13			Dec-13			Dec-13		
	Weight	Value	Actual Weight	Weight	Value	Actual Weight	Weight	Value	Actual Weight	Weight	Value	Actual Weight
Valuation Metric												
Multiple of Revenue	3	82.1	37.5%	3	73.9	37.5%	1	82.3	23.3%	1	82.3	20.0%
Multiple of Earnings	1	28.1	12.5%	1	39.6	12.5%	1	44.4	23.3%	3	44.4	60.0%
Multiple of Book Value		NA			NA		1	76.5	23.3%	1	76.5	20.0%
Valuation based on multiples		68.6			65.0			67.7			58.4	
Sanlam Transaction Valuation		284.0			284.0			284.0			NA	
Weighting												
Valuation Based on Multiples		50%			50%			70%			100%	
Valuation Based on Sanlam		50%			50%			30%			NA	
Enterprise Value		176.3			174.7			132.6			58.4	
Less: Liquidity Discount	10%	(17.6)		10%	(17.5)		15%	(19.9)		15%	(8.8)	
Net Value		158.7			157.2			112.7			49.6	
SMCG Stake	14%	22.2		14%	22.0		13%	14.7		13%	6.5	
Per SMCG Share		2.71			2.68			1.79			0.79	

Notes:

In December - SMCG sold down ownership from 14% to 13%

"Actual Weight" takes into account market multiple approach and Sanlam

The consultant valuation is heavily skewed towards valuation of Sanlam transaction and assigns to little weighting to PE multiple

7

Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not applicable.

(e) Not applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 12(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 301 Winding Road, Old Bethpage, NY 11804.

Item 3. Audit Committee Financial Expert.

(a)(1) The board of directors of the fund has determined that the fund has at least one audit committee financial expert serving on its audit committee.

 (a)(2) The Audit Committee financial expert is Dionisio D'Aquilar. Mr. D'Aquilar is independent as defined in form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $21,500 for 2013 and $20,000 for 2012.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and $0 for 2012.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2013 and $0 for 2012.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2012.

(e)(1) The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f)  Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Dionisio D’Aguilar and Jesse Derris.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant's proxy voting policies and procedures is filed as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Our officers, their ages, their term of office and length of time served, a description of their principal occupations during the past five years are listed in the table immediately following. Except as shown, each officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium India Acquisition Company Inc., 301 Winding Road, Old Bethpage, New York 11804.

Name, Address and Age	Positions(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Directorships Held by Director During the Past 5 Years
David H. Lesser, 47	Interested Director(d), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Took office October 3, 2013 by means of written consent of majority of stockholders	Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011; President of Hudson Bay Partners, LP since 1995	1	Chairman of Power REIT (NYSE MKT: PW); Trustee of the Town Hall in New York City; Director of eLab Incubator and Student Agencies Foundation

(a)(2)

Mr. David H. Lesser is not currently primarily responsible for the day-to-day management of the portfolio of any other account.  However, the employees and officers of the registrant are not obligated to devote their full time to the registrant, but will devote such time as they deem necessary to carry out the operations of the registrant effectively.  The employees and officers of the registrant may have investments or other interests in other companies or funds which have investment objectives similar to the registrant.  This may result in a conflict of interest in the allocation of investment opportunities and there is no guarantee that any investment opportunities would be allocated to the registrant.

(a)(3)

The Board has approved that Mr. David H. Lesser receive $10,000 per month.  Messrs.

(a)(4)

For each officer, the following table discloses the dollar range of equity securities beneficially owned by the officer in the registrant and, on an aggregate basis, in any registered investment companies within the registrant’s family of investment companies as of December 31, 2013:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David H. Lesser	Over $100,000	N/A

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were not effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

(b)  The proxy voting policies and procedures that is the subject of disclosure required by Item 7 is attached hereto as [  ].

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium India Acquisition Company Inc.

By (Signature and Title) /s/ David H. Lesser

----------------------------------

David H. Lesser, Chairman, CEO, Secretary and Treasurer

Date:

March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David H. Lesser

----------------------------------

David H. Lesser, Chairman, CEO, Secretary and Treasurer

Date:

March 25, 2014